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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 2, 2005

                              MERCHANTS GROUP, INC.
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             (Exact name of registrant as specified in its charter)

                                    Delaware
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                 (State or other jurisdiction of incorporation)

              1-9640                                     16-1280763
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     (Commission File Number)               (I.R.S. Employer Identification No.)

250 Main Street, Buffalo, New York                          14202
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(Address of principal executive offices)                 (Zip Code)

Registrant's telephone number, including area code:  (716) 849-3333

                                (NOT APPLICABLE)
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          (Former name or former address, if changed since last report)


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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2 below):

[ ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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     Item 8.01  Other Events

                On February 2, 2005, Merchants Group, Inc. issued a press release announcing that they had retained Philo Smith Capital Corporation to help explore strategic alternatives for its long term development.


     Item 9.01. Financial Statements and Exhibits

                The following exhibit is furnished as part of this report:

                Exhibit - 99  Press release dated February 2, 2005.






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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             MERCHANTS GROUP, INC.



Date: February 2, 2005
                                             By: /s/  Kenneth J. Wilson
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                                             Kenneth J. Wilson
                                             Chief Financial Officer
                                             Treasurer




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